SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ X ]   Preliminary Proxy Statement

[  ]    Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[  ]    Definitive Proxy Statement
[  ]    Definitive Additional Materials
[  ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                             FEDERATED MASTER TRUST

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[ X ]   No fee required.

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1. Title of each class of securities to which transaction applies:

        2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4. Proposed maximum aggregate value of transaction:

        5. Total fee paid:

[  ]    Fee paid previously with preliminary proxy materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

               ------------------------------------------------------------

        2)     Form, Schedule or Registration Statement No.:

               ------------------------------------------------------------

        3)     Filing Party:

               ------------------------------------------------------------

        4)     Date Filed:

               ------------------------------------------------------------

FEDERATED MASTER TRUST

PROXY STATEMENT - PLEASE VOTE!

TIME IS OF THE ESSENCE...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! BE SURE TO COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY TO AVOID ADDITIONAL EXPENSE TO THE FUND.

Federated Master Trust will hold a special meeting of shareholders on March 29, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposals and the process.

WHY AM I BEING ASKED TO VOTE?

Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?
The proposals include:

o       the election of Trustees,
o       ratification of independent auditors,

o       changes to the Trust's fundamental investment policies,

o a proposed reorganization of Federated Master Trust (the "Trust") into a newly created portfolio (the "New Trust") of Money Market Obligations Trust, and
o an amendment to the Declaration of Trust that will be adopted by the New Trust upon approval of the Reorganization.

WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?

     The Trust is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Trust's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders.

     Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

     The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable.

WHY AM I BEING ASKED TO VOTE ON THE RATIFICATION OF INDEPENDENT AUDITORS?

     The independent auditors conduct a professional examination of accounting documents and supporting data to render an opinion on the material fairness of the information. Because financial reporting involves discretionary decision making, the auditor's opinion is an important assurance to both the Trust and its investors.

     The Board of Trustees approved the selection of Deloitte & Touche LLP, long-time auditors of the Trust, for the current fiscal year and believes that the continued employment of this firm is in the Trust's best interests.

WHY ARE THE TRUST'S "FUNDAMENTAL POLICIES" BEING CHANGED OR REMOVED?

     Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

     In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Trust's operations.

     By reducing the number of "fundamental policies," the Trust may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Trust's assets may be enhanced and investment opportunities increased.

The proposed amendments will:

     o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, ("1940 Act");

     o    simplify  and   modernize   the  policies  that  are  required  to  be
          "fundamental" by the 1940 Act, as amended; and

     o remove fundamental policies that are no longer required by the securities laws of individual states.

     Federated Research Corp., the Trust's adviser, is a conservative money manager. Its highly trained professionals are dedicated to making investment decisions in the best interest of the Trust and its shareholders. The Board believes that the proposed changes can be applied responsibly by the Trust's adviser.

WHY ARE SOME "FUNDAMENTAL POLICIES" BEING RECLASSIFIED AS "OPERATING POLICIES?"

     As noted above, some "fundamental policies" have been redefined as "operating policies" by changes made to the 1940 Act. Operating policies do not require shareholder approval to be changed. This gives the Trust's Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

WHY ARE THE TRUSTEES RECOMMENDING AN AMENDMENT TO THE DECLARATION OF TRUST?

     The Declaration organizing the Trust was prepared almost twenty years ago. Since then, developments in the investment company industry and changes in the law resulted in many improvements. The Board is recommending a change to the Declaration of Trust that permits the Trust to benefit from these developments.

WHY IS THE REORGANIZATION BEING PROPOSED?

     Federated Master Trust's Board of Trustees and investment adviser believe that the Trust's management structure can be simplified by reorganizing as a portfolio of Money Market Obligations Trust ("MMOT"), another money market mutual fund. After the Reorganization, the original Trust will be dissolved. MMOT offers a variety of portfolios investing in money market securities, each with its own investment objective.

HOW WILL THE REORGANIZATION AFFECT MY INVESTMENT?

o       The shares you own and the value of your investment will not change.
o       The Reorganization will be a tax-free event.

o There will not be sales loads, commissions, or transaction charges with the Reorganization.
o       The investment objective will remain the same.
o There will be no increases in the fees payable to the Trust's adviser because of the Reorganization.

HOW DO I VOTE MY SHARES?

     You may vote in person at the annual meeting of shareholders or simply sign and return the enclosed Proxy Card. IF YOU SIGN AND RETURN THE PROXY CARD WITHOUT INDICATING A PREFERENCE, YOUR VOTE WILL BE CAST "FOR" ALL THE PROPOSALS.

     You may also vote by telephone at 1-800-690-6903, or through the Internet at PROXYVOTE.COM. If you choose to help save the Trust time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

     Call  your   Investment   Professional   or  a  Federated   Client  Service
Representative. Federated's toll-free number is 1-800-341-7400.

   After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.

                                                               Doc. #156612 v.05

                                        1

                                   PRELIMINARY

                             FEDERATED MASTER TRUST

                            NOTICE OF SPECIAL MEETING

                    IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MARCH 29, 1999

     A Special Meeting in lieu of Annual Meeting of the shareholders of Federated Master Trust (the "Trust") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 12:00 Noon (Eastern time), on March 29, 1999 to consider proposals:

 (1) To elect nine Trustees.

 (2) To ratify the selection of the Trust's independent auditors.

 (3) To make changes to the Trust's fundamental investment policies:

     (a) To amend the Trust's fundamental investment policy on diversification of its investments;

     (b) To make non-fundamental, and to amend, the Trust's fundamental investment policy regarding maturity of money market instruments;

     (c) To make non-fundamental the Trust's fundamental investment policy prohibiting investment in securities to exercise control of an issuer;

     (d) To make non-fundamental, and to amend, the Trust's ability to invest in the securities of other investment companies;

     (e) To make non-fundamental the Trust's fundamental investment policy regarding the types of money market instruments which the Trust is permitted to purchase;

     (f) To make non-fundamental the Trust's ability to invest in unrated securities;

     (g) To make non-fundamental the Trust's fundamental investment policy regarding the description of bank instruments that the Trust may purchase;

     (h) To make non-fundamental the Trust's fundamental investment policy regarding the description of commercial paper that the Trust may purchase; and

     (i) To make non-fundamental, and to amend, the Trust's fundamental investment policy regarding pledging assets to secure permitted borrowings.

     (4)  To   eliminate   the   Trust's   fundamental   investment   policy  on
          concentration and to reserve freedom to concentrate investments in the domestic banking industry.

     (5) To approve an amendment and restatement to the Trust's Declaration of Trust to require the approval of a "1940 Act" majority of shareholders in the event of the sale and conveyance of the assets of the Trust to another trust or corporation.

     (6) To approve a proposed Agreement and Plan of Reorganization between the Trust and Money Market Obligations Trust, on behalf of its series, Federated Master Trust (the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed PRO RATA by the Trust to its shareholders in complete liquidation and termination of the Trust.

     To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees has fixed January 21, 1999, as the record date for determination of shareholders entitled to vote at the meeting.

                                              By Order of the Board of Trustees,

                                              John W. McGonigle
                                              Secretary

February 2, 1999

     YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS

ABOUT THE PROXY SOLICITATION AND THE MEETING....................................

ELECTION OF NINE TRUSTEES.......................................................

ABOUT THE ELECTION OF TRUSTEES .................................................

TRUSTEES STANDING FOR ELECTION..................................................

NOMINEES NOT PRESENTLY SERVING AS TRUSTEES......................................

RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS.......................

APPROVAL OF CHANGES TO THE TRUST'S FUNDAMENTAL INVESTMENT

    POLICIES....................................................................

APPROVAL OF THE ELIMINATION OF A FUNDAMENTAL INVESTMENT POLICY OF THE
    TRUST.......................................................................

APPROVAL OF AN AMENDMENT AND RESTATEMENT TO THE TRUST'S

    DECLARATION OF TRUST........................................................

APPROVAL OF THE PROPOSED AGREEMENT AND PLAN

    OF REORGANIZATION...........................................................

INFORMATION ABOUT THE TRUST.....................................................

PROXIES, QUORUM AND VOTING AT THE MEETING.......................................

SHARE OWNERSHIP OF THE TRUSTEES.................................................

TRUSTEE COMPENSATION............................................................

OFFICERS OF THE TRUST...........................................................

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY....................

APPENDIX I:  AGREEMENT AND PLAN OF REORGANIZATION...............................

PRELIMINARY

PROXY STATEMENT

FEDERATED MASTER TRUST

Federated Investors Funds

5800 Corporate Drive

Pittsburgh, PA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE MEETING

     The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting in lieu of annual meeting of shareholders of the Trust to be held on March 29, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 12:00 Noon (such special meeting in lieu of annual meeting and any adjournment or postponement thereof are referred to as the "Meeting").

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

     At its meeting on November 17, 1998, the Board reviewed both the proposed Amended and Restated Declaration of Trust and the changes recommended in the investment policies of the Trust and approved them subject to shareholder approval. At that meeting, the Board also considered the proposed reorganization of the Trust, and approved it, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about February 2, 1999, to shareholders of record at the close of business on January 21, 1999 (the "Record Date"). On the Record Date, the Trust had outstanding _________ shares of beneficial interest.

     The Trust's annual report, which includes audited financial statements for the fiscal year ended November 30, 1998, was previously mailed to shareholders. The Trust's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400.

                     PROPOSAL #1: ELECTION OF NINE TRUSTEES

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, John T. Conroy, Jr., Nicholas P. Constantakis, John F. Cunningham, J. Christopher Donahue, Peter E. Madden, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Messrs. Bigley, Conroy, Madden and Murray are presently serving as Trustees. If elected by shareholders, Messrs. Constantakis, Cunningham, Donahue, Mansfield and Walsh are expected to assume their responsibilities as Trustees effective April 1, 1999. Please see "About the Election of Trustees" below for current information about the Nominees.

     Messrs. Conroy and Madden were appointed Trustees on November 13, 1991, to fill vacancies created by the resignation of Mr. Joseph Maloney and the decision to expand the size of the Board. Messrs. Bigley and Murray were appointed Trustees on November 15, 1994 and February 14, 1995, respectively, also to fill vacancies resulting from the decision to expand the size of the Board. Messrs. Cunningham, Mansfield and Walsh are being proposed for election as Trustees to fill vacancies anticipated to result from the resignation of three current Trustees. The anticipated resignations will not occur if Messrs. Cunningham, Mansfield and Walsh are not elected as Trustees.

     All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the nine individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

     If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT

             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR

                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST

ABOUT THE ELECTION OF TRUSTEES

     When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

     Set forth below is a listing of: (i) Trustees  standing for  election,  and
(ii) Nominees standing for election who are not presently serving as Trustees, along with their addresses, birthdates, present positions with the Trust, if applicable, and principal occupations during the past five years:

TRUSTEES STANDING FOR ELECTION

THOMAS G. BIGLEY

15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

JOHN T. CONROY, JR.

Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North

Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

PETER E. MADDEN

One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant;   Former  State   Representative,   Commonwealth  of  Massachusetts;
formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

JOHN E. MURRAY, JR., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

NOMINEES NOT PRESENTLY SERVING AS TRUSTEES

NICHOLAS P. CONSTANTAKIS

175 Woodshire Drive
Pittsburgh, PA

Birthdate:  September 3, 1938

Formerly, Partner, Andersen Worldwide SC; Director or Trustee of the Funds.

JOHN F. CUNNINGHAM

353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943

Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (consulting organization to high technology and computer companies in the financial community); Director, EMC Corporation.

J. CHRISTOPHER DONAHUE

Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.

CHARLES F. MANSFIELD, JR.

54 Pine Street
Garden City, NY

Birthdate:  April 10, 1945

Management consultant.

JOHN S. WALSH

2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957

President, Heat Wagon, Inc., Manufacturers Products, Inc. ("MPI") and the Portable Heater Parts division of MPI (engineering, manufacturing and distribution of portable, temporary heating equipment) (1996-present); Director, Walsh & Kelly, Inc., asphalt road construction business; formerly, Vice President, Walsh & Kelly, Inc. (1984-1996).

       PROPOSAL #2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The 1940 Act requires that the Trust's independent auditors be selected by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, and submitted for ratification or rejection at the next succeeding meeting of shareholders. The Board of Trustees of the Trust, including a majority of its members who are not "interested persons" of the Trust, approved the selection of Deloitte & Touche LLP (the "Auditors") for the current fiscal year at a Board meeting held on February 23, 1998.

     The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the shareholders for ratification. Apart from their fees as independent auditors and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Trust or its investment adviser. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Trust's best interests.

     Representatives of the Auditors are not expected to be present at the Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors will require the affirmative vote of a majority of the shares present and voting on the proposal at the Meeting.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

            VOTE TO RATIFY THE SELECTION OF THE INDEPENDENT AUDITORS

                 PROPOSAL #3: APPROVAL OF CHANGES TO THE TRUST'S

                         FUNDAMENTAL INVESTMENT POLICIES

     The 1940 Act requires investment companies such as the Trust to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies." Certain of the Trust's fundamental policies had been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Trustees have authorized the submission to the Trust's shareholders for their approval, and recommended that shareholders approve, the removal, amendment and/or reclassification of certain of the Trust's fundamental policies.

        The proposed amendments would:

     (i) simplify and modernize the fundamental policies that are required to be stated under the 1940 Act;

     (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

     (iii) remove those fundamental policies which are no longer required by the securities laws of individual states as a result of the National Securities Markets Improvement Act ("NSMIA"), dated October 11, 1996.

     By reducing to a minimum those policies that can be changed only by shareholder vote, the Trustees believe that the Trust would be able to minimize the costs and delay associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Trust's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The recommended changes are specified below. Each sub-item will be voted on separately, and the approval of any sub-item will require the approval of a majority of the outstanding voting shares of the Trust as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)

      PROPOSAL #3(A): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON

                       DIVERSIFICATION OF ITS INVESTMENTS

     The Trust's current fundamental investment policy regarding diversification of its investments states:

     "The Trust will not invest more than 5% of its assets in the securities of any one issuer (except cash or cash items, repurchase agreements, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities)."

     When the current policy was adopted, the Trust was subject to the laws of certain states which required this specific policy on investments despite the fact that the 1940 Act had a less restrictive standard. Since the enactment of NSMIA, the states no longer have jurisdiction over the operating policies of investment companies, including diversification policies.

     However, the Trust operates in compliance with 1940 Act Rule 2a-7, which was adopted by the U.S. Securities and Exchange Commission (the "SEC" or the "Commission") to govern the operations of money market funds. Rule 2a-7 provides specific diversification requirements for money market funds, and these requirements are more restrictive than the Trust's current diversification policy. Therefore, the Trustees propose to remove the Trust's current diversification policy, while confirming that the Trust will comply with Rule 2a-7.

     In order to afford the Trust's investment adviser maximum flexibility in managing the Trust's assets, the Trustees propose to restate the Trust's diversification policy to be consistent with the definition of a diversified investment company under the 1940 Act. While less restrictive than the limitations under Rule 2a-7, the restated policy complies with the Commission's general definition of diversification. The new policy would specifically: (i) add securities of other investment companies to the list of issuers which are excluded from the 5% limitation, and (ii) make clear that the diversification test is applied to 75% of the Trust's total assets, rather than 100% of its total assets.

     Upon approval of the Trust's shareholders, the fundamental investment policy governing diversification will be amended to read as follows:

     "With respect to securities comprising 75% of the value of its total assets, the Trust will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

        PROPOSAL #3(B): TO MAKE NON-FUNDAMENTAL AND TO AMEND THE TRUST'S

        FUNDAMENTAL POLICY REGARDING MATURITY OF MONEY MARKET INSTRUMENTS

     The investment objective of the Trust is current income consistent with stability of principal. One of the Trust's current investment policies, to which it adheres when pursuing its objective, is that it may not invest in a security having a remaining maturity of more than one year (365 days). This policy was adopted to comply with the provisions that, at the time, governed the maximum maturity of portfolio securities under Rule 2a-7 of the 1940 Act. The purpose of this provision of Rule 2a-7 is to limit the Trust's exposure to interest rate and credit risks associated with long maturity periods. Money market funds that use amortized cost pricing, to attempt to maintain a $1.00 net asset value, such as the Trust, must comply with Rule 2a-7.

     Amendments to Rule 2a-7, adopted by the Commission after the Trust adopted its policy, extended the maximum maturity period for any portfolio security from one year (365 days) to thirteen months (397 days). The Commission adopted the change in order to accommodate money market mutual funds, such as the Trust, that purchase annual tender bonds, and securities on a when-issued or delayed delivery basis. These securities often are not delivered for a period of up to one month after the Trust has made a commitment to purchase them. Since the Trust "books" the securities on the day the Trust agrees to purchase the securities, the maturity period begins on that day.

     The Board is recommending to shareholders that the Trust's investment policy be made non-fundamental. The Trust's new policy would mirror the language of Rule 2a-7, and extend the maximum maturity period of any portfolio security from one year (365 days) to thirteen months (397 days). The Trustees believe that this will benefit the Trust and is in the best interests of shareholders. In approving the proposed change, the Trustees evaluated: (i) compliance with Rule 2a-7, as amended; (ii) the positive effect on the Trust's ability to enter into when-issued and delayed delivery transactions and to purchase annual tender bonds; and (iii) the benefits of enhancing the Trust's yield versus the potential of increasing the Trust's exposure to both credit risk and interest rate risk. This change will in no way affect the Trust's investment policy with respect to the portfolio's average maturity, which, on a dollar-weighted basis, is ninety (90) days or less.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

 PROPOSAL #3(C): TO MAKE NON-FUNDAMENTAL THE PROHIBITION ON TRUST INVESTMENTS
                 IN SECURITIES TO EXERCISE CONTROL OF AN ISSUER

     The Trust's current policies prohibit the acquisition of the securities of any issuer for the purpose of exercising control over, or management of, any company, and also provide that the Trust will not acquire voting securities except as part of a merger, consolidation, reorganization or acquisition of assets. "Control" is defined under the 1940 Act as owning 25% or more of the voting securities of an issuer. A controlling ownership is likely to have an effect on the outcome of any shareholder voting on changes related to the operation of the issuing company.

     When the Trust adopted these investment policies, they were required to be fundamental by certain state securities regulators. Since NSMIA, those requirements no longer apply. By making the policies non-fundamental operating policies, the Trustees will have maximum flexibility to make changes in the policies to benefit the Trust and its shareholders without the expense and delay of holding a shareholder meeting. The Board does not expect to change these operating policies at this time, and the policies would continue to prohibit the Trust from investing in an issuer for the purpose of exercising control. The Trust does not currently anticipate that it would employ investment techniques the objective of which will be to exercise control over, or management of, any company.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

 PROPOSAL #3(D): TO MAKE NON-FUNDAMENTAL AND TO AMEND THE TRUST'S POLICY TO
   PERMIT THE TRUST TO INVEST IN THE SECURITIES OF OTHER INVESTMENT COMPANIES

     The Trust currently has a fundamental investment policy that prohibits the purchase of shares of any other investment company. The Trust's investment adviser believes, and the Board has concluded, that this prohibition unnecessarily limits the Trust's investments. Amending this policy would expand the investment opportunities available to the Trust by allowing the Trust to invest in other investment companies. Investments in other investment companies are limited under the 1940 Act and, in the case of the Trust, by an exemptive order issued by the Commission (the "Order"). The 1940 Act and the Order limit both the portion of the Trust's assets that may be so invested in a particular fund, and the portion of such a fund which may be owned by the Trust. Normally, each investment company in which the Trust invests will have its own operating expenses, including advisory fees; however, the Trust's adviser will waive the portion of its advisory fee attributable to assets invested in other investment companies. It is expected that the other duplicative expenses are justified by the benefit of having access to the markets in which such a fund invests, or in the investment techniques or advisers of such funds.

     At the present time, the Board expects to utilize the authority provided by this proposal to invest the Trust's temporary cash reserves in shares of other money market funds. These cash reserves typically arise from the receipt of dividend and interest income from portfolio securities, the receipt of payment for sale of portfolio securities, defensive cash positions and the decision to hold cash to meet redemptions or make anticipated dividend payments. Further, by changing the policy from fundamental to an operating policy, the Trustees believe that maximum flexibility will be afforded to the Trust to amend the policy as appropriate in the future without the burden and delay to the Trust and its shareholders of holding a special meeting.

     The ability to purchase shares of money market funds would be beneficial because it would provide the Trust additional investment opportunities late in each business day, when opportunities to acquire money market instruments are limited. Otherwise, the Trust would be forced to hold some of its cash uninvested, resulting in little or no investment income.

     If shareholders approve this item, the new operating policy will read as follows in: (a) the Prospectus, and (b) the Statement of Additional Information:

        (a)...."INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     The Trust may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Trust in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Trust expects that its investments in other investment companies will be limited to shares of money market funds, including funds affiliated with the Trust's investment adviser."

        (b)...."INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     The Trust may invest in the securities of affiliated money market funds as an efficient means of managing the Trust's uninvested cash."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

               PROPOSAL #3(E): TO MAKE NON-FUNDAMENTAL THE TRUST'S

                     FUNDAMENTAL INVESTMENT POLICY REGARDING

             THE TYPES OF MONEY MARKET INSTRUMENTS THAT THE TRUST IS

                              PERMITTED TO PURCHASE

     The Trust's current fundamental investment policy regarding the types of money market investments that the Trust is permitted to purchase states that:

     "The Trust invests in high quality money market instruments that are either rated in the highest short-term rating category by one or more nationally-recognized statistical rating organizations ("NRSROs") or are of comparable quality to such ratings."

     This policy is more restrictive than the requirements of Rule 2a-7 under the 1940 Act, which allow a money market fund, such as the Trust, to invest in money market instruments rated in the second highest short-term rating category of an NRSRO, subject to specific percentage limitations. The Trust's investment adviser believes, and the Board has concluded, that this investment policy unnecessarily constrains the Trust's investments. By making the policy non-fundamental, the Trust will be able to invest in a broader array of attractive investments that nevertheless comply with the requirements of Rule 2a-7 under the 1940 Act.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

 PROPOSAL #3(F): TO MAKE NON-FUNDAMENTAL THE TRUST'S FUNDAMENTAL INVESTMENT
          POLICY REGARDING THE ABILITY TO INVEST IN UNRATED SECURITIES

     As a matter of fundamental investment policy, the Trust is presently limited to investing in unrated securities that are of a quality comparable to securities that are rated in the highest short-term rating category of an NRSRO. As with the policy described in proposal #3(e) above, this policy is more restrictive than the requirements of Rule 2a-7, which permit a money market fund to invest in unrated securities of a comparable quality to securities rated in the second highest rating category of an NRSRO, subject to specific percentage limitations. The Trust's investment adviser believes, and the Board has agreed, that this investment policy unnecessarily limits the Trust's investments and prevents the Trust from acquiring securities that may present investment opportunities. By making this policy non-fundamental, the Trust's investment adviser would be permitted to invest the Trust's assets in a wider range of attractive money market instruments that nevertheless comply with the requirements of Rule 2a-7 under the 1940 Act.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

 PROPOSAL #3(G): TO MAKE NON-FUNDAMENTAL THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING THE DESCRIPTION OF BANK INSTRUMENTS THAT THE TRUST MAY PURCHASE

     The Trust is presently subject to a fundamental investment policy pertinent to investing in bank instruments that provides:

     "The Trust only invests in Bank Instruments either issued by an institution having capital, surplus and undivided profits over $100 million, or insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), Canadian Time Deposits, and Eurodollar Time Deposits ("ETDs"). The Trust will treat securities credit enhanced with a bank's letter of credit as Bank Instruments."

     The Trust's investment adviser believes, and the Board has concluded, that this fundamental investment policy unnecessarily limits the Trust's investments. By making this policy non-fundamental, the Trust may be able to purchase a broader range of bank instruments with higher yields, thereby expanding the investment opportunities available to the Trust. If approved by shareholders, the Trust's investments in bank instruments will continue to be subject to the quality standards of Rule 2a-7 under the 1940 Act, and the credit standards governing the Trust's investment portfolio.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

         PROPOSAL #3(H): TO MAKE NON-FUNDAMENTAL THE TRUST'S FUNDAMENTAL

         INVESTMENT POLICY REGARDING THE DESCRIPTION OF COMMERCIAL PAPER

                           THAT THE TRUST MAY PURCHASE

     The Trust is presently subject to a fundamental investment policy regarding investing in commercial paper that states:

     "[T]he Trust will invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the Trust intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. Captive finance companies or finance subsidiaries which exist to facilitate the marketing and financial activities of their parent will, for purposes of industry concentration, be classified in the industry of their parent's corporation."

     The Trust's investment adviser believes, and the Board has concluded, that this fundamental investment policy unnecessarily limits the Trust's permissible investments in commercial paper that present investment opportunities. By making this policy non-fundamental, the Trust will be able to invest in other types of commercial paper. If approved by shareholders, the Trust's investments in commercial paper will continue to be subject to the quality standards of Rule 2a-7 under the 1940 Act, and the credit analysis of the Trust's investment adviser.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

             PROPOSAL #3(I): TO MAKE NON-FUNDAMENTAL, AND TO AMEND,

                       THE TRUST'S FUNDAMENTAL INVESTMENT

            POLICY REGARDING PLEDGING SECURITIES TO PERMIT THE TRUST

                 TO PLEDGE ASSETS TO SECURE PERMITTED BORROWINGS

     The Trust's current fundamental investment policy regarding pledging assets states that "[T]he Trust will not pledge securities," and the Trust's current fundamental investment policy regarding borrowing states that:

     "The Trust will not borrow money except as a temporary measure for extraordinary or emergency purposes, and then (a) only in amounts not in excess of 5% of the value of its total assets or (b) in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling any portfolio securities (any such borrowings would not be collateralized)."

     In practical effect, these policies operate to prevent the Trust from engaging in certain borrowing transactions, where industry practice is for a borrower, such as a mutual fund, to pledge assets as security for the fund's borrowings from a lender. In order to afford the Trust's investment adviser with maximum flexibility in managing the Trust's assets and portfolio, the Trustees propose to amend the Trust's fundamental investment policy on pledging securities to allow the Trust to engage in borrowing transactions in the same manner as other investment companies, and in accordance with the provisions of the 1940 Act and the SEC's regulatory requirements.

     Upon  approval  of  the  Trust's  shareholders,   the  Trust's  fundamental
investment policy governing the pledging of assets will be amended to read as follows:

     "The Trust will not mortgage, pledge or hypothecate assets except as necessary to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of the total assets at the time of the pledge."

     If approved by shareholders, the Trust would continue to be subject to the same percentage limitation on its borrowings - 5% of the value of the Trust's total assets.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                             VOTE FOR THE PROPOSAL

           PROPOSAL #4: TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT

POLICY ON CONCENTRATION AND TO RESERVE FREEDOM TO CONCENTRATE INVESTMENTS IN THE
                            DOMESTIC BANKING INDUSTRY

     The 1940 Act requires every investment company to state a fundamental policy regarding its intention to concentrate portfolio investments in one industry. Investments of more than 25% of the value of an investment company's assets in any one industry represent a "concentration" in that particular industry. However, if an investment company does not intend to concentrate its investments, this must also be stated.

        The Trust's current concentration policy states that:

     "[A]s a matter of fundamental [investment] policy, which cannot be changed without shareholder approval, the Trust will invest 25% or more of its total assets in  commercial  paper issued by finance  companies....  In addition,  the
Trust may invest 25% or more of the value of its total assets in instruments issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment."

     Since the Trust adopted its concentration policy, the investment focus of the Trust's investment adviser and the types of securities in which it would like to invest the Trust's assets have changed. Therefore, the Trust's investment adviser has proposed to amend the concentration policy to eliminate the policy discussed above, and would like to reserve the freedom to concentrate the Trust's investments in instruments and obligations of U.S. banks and bank holding companies, without specifying a minimum level of capital, surplus or profits for such banks. By modifying this policy, the Trust's investment adviser believes the Trust will have greater flexibility to invest in a broader array of securities which are acceptable investments for the Trust in seeking to achieve its investment objective of providing current income consistent with stability of principal.

     Therefore, the Trustees have recommended that the Trust's fundamental investment policy on concentration be eliminated, and that it be replaced with the following operating policy:

     "The Trust will not invest 25% or more of its total assets in any one industry. However, investing in U.S. government securities and domestic bank instruments shall not be considered investments in any one industry."

                      THE BOARD OF TRUSTEES RECOMMENDS THAT

                       SHAREHOLDERS VOTE FOR THE PROPOSAL

PROPOSAL #5: TO APPROVE AN AMENDMENT AND RESTATEMENT TO THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL OF A "1940 ACT" MAJORITY OF SHAREHOLDERS IN THE EVENT OF THE SALE AND CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION

     Mutual funds, such as the Trust, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Trust, these organizational documents are the Declaration of Trust and the By-Laws. Since the adoption of the Trust's current Declaration of Trust, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation to respond quickly to changes in the market. A specific item in the current Declaration of Trust prohibits the Trust from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting.

     Accordingly, the Trustees have approved, and have authorized the submission to the Trust's shareholders for their approval, an amendment to the Trust's Declaration of Trust. The approval of the amendment will require the affirmative vote of a majority of the outstanding voting securities of the Trust as defined in the Declaration of Trust. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.) If the Reorganization recommended in proposal #6 is approved and completed, the Trust will become a series of MMOT, which will have the authority requested here.

     Article XII, Section 4(b) of the Declaration of Trust currently requires the approval of the holders of at least two-thirds of all of the outstanding shares of the Trust to approve any sale and conveyance of the assets of the Trust to another open-end management investment company. To reduce the likelihood of greater expenses in a proposed solicitation for the approval of any sale and conveyance (including a proposal in this Proxy Statement), the Trustees have adopted an amendment that would permit a majority vote to approve such a transaction. A majority vote means the affirmative vote of: (a) 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or
(b) more than 50% of the outstanding voting securities, whichever is less. The amendment would provide the Trust with greater flexibility, and in the event circumstances warrant the approval of the Board, the Trustees could determine that a sale and conveyance of assets would be in the best interest of the Trust. The Trustees are recommending that shareholders approve the adoption of this proposed amendment to the Declaration of Trust.

     Proposal #6 on the agenda of the Meeting is a recommendation by the Board that the shareholders of the Trust approve a proposed Reorganization of the Trust with and into an affiliated open-end management investment company. If this proposal #5 is approved by the shareholders at the Meeting, it will become effective immediately, and will be deemed to govern the approval of proposal #6.

     If approved by shareholders, Article XII, Section 4(b) of the Declaration of Trust would be amended to read as follows:

     "(b) The Trustees, with the approval of a Majority Shareholder Vote, may by unanimous action sell and convey the assets of the Trust, or a class or series of the Trust, to another trust or corporation organized under the laws of any state of the United States, which is a diversified open-end management investment company as defined in the 1940 Act, for an adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust, or a class or series of the Trust, and which may include shares of beneficial interest or stock of such trust or corporation. Upon making provision for the payment of all such liabilities, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the Shares of the Trust, or a class or series of the Trust, then outstanding. For the purposes of this provision, a "Majority Shareholder Vote" means the affirmative vote of the lesser of: (a) more than 50% of the outstanding voting securities entitled to vote upon the matter, or (b) 67% or more of the voting securities present at the meeting if the holders of 50% or more of the outstanding voting securities entitled to vote on the matter are present at the meeting in person or by proxy."

     In the event that the amendment to Article XII, Section 4(b) is not approved by shareholders, this section of the Declaration of Trust will remain as it currently exists, and the Board of Trustees will consider what action, if any, should be taken. The approval of proposal #6 will then require the affirmative vote of two-thirds of the shares of the Trust entitled to be voted upon that matter.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

               PROPOSAL #6: TO APPROVE THE PROPOSED REORGANIZATION

     The Board of Trustees of the Trust has voted to recommend to shareholders of the Trust the approval of an Agreement and Plan of Reorganization (the "Reorganization Agreement") whereby Money Market Obligations Trust, a Massachusetts business trust ("MMOT"), on behalf of its portfolio, Federated Master Trust (the "New Fund"), would acquire all of the assets (subject to the liabilities) of the Trust in exchange for shares of beneficial interest of the New Fund to be distributed pro rata by the Trust to its shareholders in complete liquidation and dissolution of the Trust (the "Reorganization"). As a result of the Reorganization, each shareholder of the Trust will become the owner of New Fund shares having a total net asset value equal to the total net asset value of his or her holdings in the Trust on the date of the Reorganization.

     MMOT is an open-end management investment company which currently includes thirteen portfolios, each of which has its own investment objective. The New Fund is a newly-organized portfolio of MMOT, whose investment objective is current income consistent with stability of principal. The New Fund pursues this investment objective by investing in a portfolio of money market instruments maturing in 13 months or less. The average maturity of money market instruments in the New Fund's portfolio, computed on a dollar weighted basis, will be 90 days or less. The Trust has an identical investment objective. Subject to shareholder approval of proposal #3(b), the Trust pursues its investment objective by investing in a portfolio of money market instruments maturing in thirteen months or less. The average maturity of money market instruments in the Trust's portfolio, computed on a dollar weighted basis, will be 90 days or less. Both the Trust and the New Fund are money market mutual funds which seek to stabilize their offering and redemption prices at $1.00 per share, although there can be no assurance that either the Trust or the New Fund will be able to do so. (See "Comparison of Investment Policies and Risk Factors" below.) An investment in the Trust or the New Fund is neither insured nor guaranteed by the U.S. government.

     As a condition to the Reorganization transactions, the Trust and MMOT will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code, so that no gain or loss for federal income tax purposes will be recognized by either the Trust or MMOT or the shareholders of the Trust and the New Fund. The tax basis of the New Fund shares received by Trust shareholders will be the same as the tax basis of their shares in the Trust.

     Significant   components  of  the  Reorganization  and  provisions  of  the
Reorganization Agreement are summarized below; however, this summary of the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement between the Trust and MMOT, a copy of which is attached as Appendix I to this Proxy Statement.

DESCRIPTION OF THE REORGANIZATION AGREEMENT

     The Reorganization Agreement provides that all of the assets of the Trust will be transferred to the New Fund, subject to the liabilities of the Trust. Each holder of shares of the Trust will receive the same number (with the same aggregate value) of shares of the New Fund as the shareholder had in the Trust immediately prior to the Reorganization. The Trust's shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of the shares of the New Fund.

     Following the transfer of assets and assumption of liabilities of the Trust to and by the New Fund, and the issuance of shares by the New Fund to the Trust, the Trust will distribute the shares of the New Fund received by the Trust among the shareholders of the Trust in proportion to the number of shares each such shareholder holds in the Trust. In addition to receiving the shares of the New Fund, each shareholder of the Trust will have a right to receive any declared and unpaid dividends or other distributions of the Trust. Following the Reorganization, shareholders of the Trust will be shareholders of the New Fund. Upon the completion of the Reorganization, the Trust will be deregistered as an investment company under the 1940 Act and its existence terminated under state law. The stock transfer books of the Trust will be permanently closed after the Reorganization. MMOT will not issue share certificates with respect to shares of the New Fund issued in connection with the Reorganization.

     The Reorganization is subject to certain conditions, including: approval of the Reorganization Agreement and the transactions and exchange contemplated thereby as described in this Proxy Statement by the shareholders of the Trust; the receipt of a legal opinion described in the Reorganization Agreement regarding tax matters; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties' performance, in all material respects, of the agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to occur on or after April 23, 1999.

     The Trust's investment adviser is responsible for the payment of all expenses of the Reorganization incurred by either party, whether or not the Reorganization is consummated. Such expenses include, but are not limited to, legal fees, registration fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Trust's shareholders.

     The Reorganization may be terminated at any time prior to its consummation by either the Trust or MMOT if circumstances should develop that, in the opinion of either the Board of the Trust or the Board of Trustees of MMOT, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides further that at any time prior to the consummation of the
Reorganization: (i) the parties thereto may amend or modify any of the provisions of the Reorganization Agreement, provided that such amendment or modification would not have a material adverse effect upon the benefits intended under the Reorganization Agreement and it would be consistent with the best interests of shareholders of the Trust and the New Fund; and (ii) either party may waive any of the conditions set forth in the Reorganization Agreement if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under the Reorganization Agreement to the shareholders of the Trust or the shareholders of the New Fund, as the case may be.

REASONS FOR THE PROPOSED REORGANIZATION

     The Trust was established as a Massachusetts business trust in 1977. Although the Board has been satisfied with the Trust's performance, it, and the Trust's investment adviser, believe that certain operating efficiencies can be achieved by reorganizing the Trust as a portfolio of MMOT rather than remaining as a separate entity. Accordingly, the Trust's investment adviser has recommended to the Board of Trustees of MMOT that the New Fund be organized for the purpose of acquiring the Trust's assets and thereby reorganizing the Trust as a portfolio of MMOT. The Trust's investment adviser similarly recommended to the Trustees of the Trust that the Trust's assets be transferred to MMOT, on behalf of the New Fund, in order to reorganize it as a separate portfolio of MMOT. In connection with this proposal, the Trust's investment adviser emphasized the comparable advisory services provided to the Trust and the New Fund, the identical investment objectives and investment policies of the Trust and the New Fund, and the administrative convenience and simplification of management achievable by operating the Trust as a portfolio of MMOT.

BOARD OF TRUSTEES' CONSIDERATIONS AND RECOMMENDATIONS

     The Trust's Board of Trustees, at its meeting on November 17, 1998, concluded that the reorganization of the Trust as a portfolio of MMOT could provide for operating efficiencies. The Trust's Trustees also noted that Trust shareholders would continue to receive the same quality of investment management services from the New Fund's investment adviser, which is also the Trust's investment adviser. The Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons," additionally determined that participation in the Reorganization is in the best interests of the Trust and that the interests of the Trust shareholders would not be diluted as a result of its effecting the Reorganization. Based upon the foregoing considerations, and the fact that shareholders of the Trust will not suffer any adverse federal income tax consequences as a result of the Reorganization, the Board of Trustees of the Trust unanimously voted to approve, and recommended to Trust shareholders the approval of, the Reorganization.

     The Board of Trustees of MMOT, including the Trustees who are not "interested persons," at the Board's meeting on November 17, 1998, unanimously concluded that consummation of the Reorganization is in the best interests of MMOT and the shareholders of the New Fund, and that the interests of New Fund shareholders would not be diluted as a result of effecting the Reorganization. As a consequence, the Board of Trustees of MMOT unanimously approved the Reorganization Agreement. Under the terms of the Declaration of Trust, the approval of the Reorganization requires the affirmative vote of two-thirds of the outstanding voting securities of the Trust. If proposal #5 is approved, that amendment to the Declaration of Trust will become effective immediately, and this proposal #6 to approve the Reorganization will require the affirmative vote of a majority of the outstanding voting shares of the Trust as defined under the Declaration of Trust. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)

FEDERAL INCOME TAX CONSEQUENCES

     As a condition to the Reorganization transactions, the Trust and MMOT, on behalf of the New Fund, will receive an opinion from Dickstein Shapiro Morin & Oshinsky LLP, special counsel to the Trust and MMOT, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes: (1) the Reorganization as set forth in the Reorganization Agreement will constitute a tax-free reorganization under section 368(a)(1)(F) of the Code; (2) no gain or loss will be recognized by the New Fund upon its receipt of the Trust's assets in exchange for New Fund shares; (3) no gain or loss will be recognized by the Trust upon the transfer of its assets to the New Fund in exchange for New Fund shares or upon the distribution (whether actual or constructive) of the New Fund shares to the Trust shareholders in exchange for their shares of the Trust; (4) no gain or loss will be recognized by shareholders of the Trust upon exchange of the Trust shares for New Fund shares; (5) the holding period and tax basis for the Trust's assets acquired by the New Fund will be the same as the holding period and the tax basis to the Trust immediately prior to the Reorganization; (6) the holding period of New Fund shares received by shareholders of the Trust pursuant to the Reorganization Agreement will be the same as the holding period of Trust shares held by such shareholders immediately prior to the Reorganization, provided the Trust shares were held as capital assets on the date of the Reorganization; and (7) the tax basis of New Fund shares received by shareholders of the Trust pursuant to the Reorganization Agreement will be the same as the tax basis of Trust shares held by such shareholders immediately prior to the Reorganization.

     The Trust and MMOT have not sought a tax ruling from the Internal Revenue Service ("IRS"), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

COMPARISON OF INVESTMENT POLICIES AND RISK FACTORS

     The investment objective of the Trust is identical to the investment objective of the New Fund. Investments in the Trust and the New Fund are not insured or guaranteed by the U.S. Government. Since the Trust and the New Fund are managed to maintain a constant net asset value, the Trust and the New Fund have little risk of principal loss. However, investments in the Trust and the New Fund are subject to certain risks, which include, but are not limited to, the following: the possibility that issuers of securities owned by the Trust and the New Fund will have their credit ratings downgraded; the ability of the issuers of securities owned by the Trust and the New Fund to meet their obligations for payment of principal and interest when due or to repurchase such securities as previously agreed; interest rate or market risk, which is the potential for fluctuations in the prices of debt securities owned by the Trust and the New Fund, due to changing interest rates (e.g., when interest rates rise, bond prices generally decline); prepayment or call risk, which is the likelihood that, during periods of falling interest rates, debt securities will be prepaid (or "called") prior to maturity, requiring the proceeds to be invested by the Trust and the New Fund at a generally lower interest rate; and international economic and political developments, which may have an impact on issuers of securities owned by the Trust and the New Fund.

     The investment policies of the New Fund have been established to mirror the present policies and restrictions of the Trust. If the Reorganization is approved by shareholders of the Trust, prior to the issuance of any shares of the New Fund, and in accordance with the governing instruments of the New Fund, the Trustees of the New Fund will make changes to the policies and restrictions of the New Fund that parallel any changes approved by the shareholders at the Meeting. As a result, at the effective time of the Reorganization, the investment policies and restrictions of the Trust and the New Fund will be identical.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS AND OBLIGATIONS

     Each of the Trust and MMOT is organized as a business trust pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts. The rights of shareholders of the Trust and of shareholders of MMOT relating to voting, distributions and redemptions, as set forth in the applicable Declaration of Trust and By-Laws, are substantively identical. Set forth below is a brief summary of the significant rights of shareholders of the Trust and of MMOT.

     Neither the Trust nor MMOT are required to hold annual meetings of shareholders. Shareholder approval is necessary only for certain changes in operations or the election of Trustees under certain circumstances. A special meeting of shareholders of either the Trust or MMOT for any permissible purpose shall be called by the Trustees upon the written request of the holders of at least 10% of the outstanding shares of the Trust or MMOT, as the case may be. Each share of the Trust and MMOT is entitled to one vote. All shares of MMOT have equal voting rights, except that only shares of the New Fund are entitled to vote on matters only affecting the New Fund.

     Under certain circumstances, shareholders of the Trust and shareholders of the New Fund may be held personally liable as partners under Massachusetts law for obligations of the Trust or of MMOT, respectively. To protect their shareholders, the Trust and MMOT have filed legal documents with the Commonwealth of Massachusetts that expressly disclaim the liability of their shareholders for such acts or obligations of the Trust or MMOT. These documents require that notice of this disclaimer be given in each agreement, obligation or instrument that the Trust or MMOT or their Trustees enter into or sign.

     In the unlikely event a shareholder is held personally liable for the Trust's or the New Fund's obligations, each of the Trust and the New Fund is required to use its property to protect or compensate the shareholder. On request, the Trust or the New Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the New Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust or MMOT cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Trust or MMOT.

     PURCHASE AND REDEMPTION INFORMATION, EXCHANGE PRIVILEGES, DISTRIBUTION AND PRICING

     The purchase, redemption, exchange privileges and distribution policies of the Trust and the New Fund are identical.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE "FOR" APPROVAL OF THE REORGANIZATION AGREEMENT

                           INFORMATION ABOUT THE TRUST

PROXIES, QUORUM AND VOTING AT THE MEETING

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Trust means: (a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.

     In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of one-fourth of the total number of outstanding shares of the Trust, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

     For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

     If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote against any such adjournment those proxies which they are required to vote AGAINST the proposal and will vote in favor of the adjournment other proxies which they are entitled to vote. A shareholder vote may be taken on other proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     As referred to in this Proxy Statement, "The Funds" or "Funds" include the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund:  2-5  Years;  Federated  U.S.  Government  Securities  Fund:  5-10  Years;
Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash
Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds, and Trust for Financial Institutions.

SHARE OWNERSHIP OF THE TRUSTEES

     Officers and Trustees of the Trust own less than 1% of the Trust's outstanding shares.

     At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the
Trust: [INSERT 5% HOLDERS]



TRUSTEE COMPENSATION

NAME,                        AGGREGATE COMPENSATION            TOTAL COMPENSATION PAID
POSITION WITH TRUST                FROM TRUST                    FROM FUND COMPLEX+

---------------------------- ----------------------- --------------------------------------------
John F. Donahue                      $0              $-0- for the Trust and
Chairman and Trustee                                 56 other investment companies in the Fund
                                                     Complex

Thomas G. Bigley                     $___

Trustee                                              $______ for the Trust and
                                                     56 other investment companies in the Fund

John T. Conroy, Jr.                  $___            Complex
Trustee

                                                     $______ for the Trust and

William J. Copeland                  $___            56 other investment companies in the Fund
Trustee                                              Complex

James E. Dowd                        $___            $______ for the Trust and
Trustee                                              56 other investment companies in the Fund
                                                     Complex

Lawrence D. Ellis, M.D.              $___

Trustee                                              $______ for the Trust and
                                                     56 other investment companies in the Fund

Edward L. Flaherty, Jr.              $___            Complex
Trustee

                                                     $______ for the Trust and

Peter E. Madden                      $___            56 other investment companies in the Fund
Trustee                                              Complex

John E. Murray, Jr.                  $___            $______ for the Trust and
Trustee                                              56 other investment companies in the Fund
                                                     Complex

Wesley W. Posvar                     $___

Trustee                                              $______ for the Trust and
                                                     56 other investment companies in the Fund

Marjorie P. Smuts                    $___            Complex
Trustee

                                                     $______ for the Trust and

                                                     56 other investment companies in the Fund

                                                     Complex

                                                     $______ for the Trust and

                                                     56 other investment companies in the Fund

                                                     Complex

                                                     $______ for the Trust and

                                                     56 other investment companies in the Fund

                                                     Complex

* Information is furnished for the fiscal year ended November 30, 1998.

     # The aggregate compensation is provided for the Trust which is comprised of one portfolio.

+The information is provided for the last calendar year.

     During the fiscal year ended November 30, 1998, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

     Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

     Messrs. Flaherty, Conroy, Copeland, and Dowd serve on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended November 30, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

OFFICERS OF THE TRUST

     The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust and their principal occupations during the last five years are as follows:

John F. Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust and Nominee for Trustee.

Glen R. Johnson
Federated Investors Tower

Pittsburgh, PA

Birthdate: May 2, 1929

President

     Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

J. Christopher Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

     President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.

Edward C. Gonzales
Federated Investors Tower

Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

     Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower

Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary and Treasurer

     Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower

Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

     Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

     None of the Trustees of the Trust received salaries from the Trust during the fiscal year ended November 30, 1998.

     Federated Securities Corp., a subsidiary of Federated Investors, Inc., is the principal distributor of the Trust's shares. Federated Securities Corp. receives no compensation from the Trust for its services.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Master Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary

February 2, 1999

                             FEDERATED MASTER TRUST

INVESTMENT ADVISER

FEDERATED RESEARCH

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

DISTRIBUTOR

FEDERATED SECURITIES CORP.

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Cusip

(_____/99)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Master Trust (the "Trust") hereby appoint Patricia F. Conner, Gail Cagney, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Trust which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on March 29, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 12:00 Noon, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED MASTER TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST

                             FOR                   [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY, JOHN T. CONROY, JR.,
               NICHOLAS P. CONSTANTAKIS,  JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, PETER E. MADDEN, CHARLES F. MANSFIELD,
               JR., JOHN E. MURRAY, JR. AND JOHN S. WALSH AS TRUSTEES OF THE
               TRUST
                             FOR                   [   ]

                             AGAINST        [   ]

                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             FOR ALL EXCEPT [   ]

               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2     TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE TRUST'S
               INDEPENDENT AUDITORS
                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3     TO MAKE CHANGES TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES:

                3(A) TO APPROVE A REVISION IN THE TRUST'S FUNDAMENTAL INVESTMENT POLICY WITH REGARD TO DIVERSIFICATION OF ITS INVESTMENTS
                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                3(B) TO APPROVE MAKING NON-FUNDAMENTAL, AND AMENDING, THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING MATURITY OF MONEY MARKET INSTRUMENTS
                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                3(C) TO APPROVE MAKING NON-FUNDAMENTAL, AND AMENDING, THE TRUST'S POLICY PROHIBITING INVESTMENT IN SECURITIES TO EXERCISE CONTROL OF AN ISSUER
                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                3(D) TO APPROVE MAKING NON-FUNDAMENTAL, AND AMENDING, THE TRUST'S ABILITY TO INVEST IN THE SECURITIES OF OTHER INVESTMENT COMPANIES
                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

        3(E) TO APPROVE MAKING NON-FUNDAMENTAL THE TRUST'S POLICY REGARDING THE TYPES OF MONEY MARKET INSTRUMENTS WHICH THE TRUST IS PERMITTED TO PURCHASE
                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

        3(F) TO APPROVE MAKING NON-FUNDAMENTAL THE TRUST'S ABILITY TO INVEST IN UNRATED SECURITIES
                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

        3(G) TO APPROVE MAKING NON-FUNDAMENTAL THE TRUST'S POLICY REGARDING THE DESCRIPTION OF BANK INSTRUMENTS THAT THE TRUST MAY PURCHASE
                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

        3(H) TO APPROVE MAKING NON-FUNDAMENTAL THE TRUST'S POLICY REGARDING THE DESCRIPTION OF COMMERCIAL PAPER THAT THE TRUST MAY PURCHASE
                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

        3(I) TO APPROVE MAKING NON-FUNDAMENTAL, AND AMENDING, THE TRUST'S POLICY REGARDING PLEDGING ASSETS TO SECURE PERMITTED BORROWINGS
                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 4     TO ELIMINATE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON
               CONCENTRATION AND TO RESERVE FREEDOM TO CONCENTRATE INVESTMENTS
               IN THE DOMESTIC BANKING INDUSTRY

                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 5 TO APPROVE AN AMENDMENT AND RESTATEMENT TO THE TRUST'S DECLARATION OF
     TRUST TO REQUIRE THE APPROVAL BY A "1940 ACT" MAJORITY OF SHAREHOLDERS IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION

                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 6     TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION
               BETWEEN THE TRUST AND MONEY MARKET  OBLIGATIONS  TRUST, ON BEHALF
               OF ITS SERIES,  FEDERATED MASTER
               TRUST (THE "NEW FUND"),  WHEREBY THE NEW FUND WOULD ACQUIRE ALL
               OF THE ASSETS OF THE TRUST IN EXCHANGE FOR SHARES OF THE NEW FUND
               TO BE  DISTRIBUTED  PRO RATA
               BY THE TRUST TO ITS SHAREHOLDERS IN COMPLETE LIQUIDATION AND
               TERMINATION OF THE TRUST

                             FOR                   [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                           YOUR VOTE IS IMPORTANT
                                           Please complete, sign and return
                                           this card as soon as possible
                                           mark with an X in the box.

                                           Dated

                                           Signature

                                           Signature (Joint Owners)

     Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-890-8903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

                                   APPENDIX I

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION dated as of January __, 1999 (the "Agreement") between Federated Master Trust, a Massachusetts business trust (the "Fund"), with its principal place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, and Money Market Obligations Trust , a Massachusetts business trust (the "Trust"), with its principal place of business located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 on behalf of its newly-organized portfolio Federated Master Trust (the "Successor Fund").

     WHEREAS, the Board of Trustees of the Fund and the Board of Trustees of the Trust have determined that it is in the best interests of the Fund and the Trust, respectively, that the assets of the Fund be acquired by the Successor Fund pursuant to this Agreement; and

     WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"):

     NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

        1.     PLAN OF EXCHANGE.

     (a) Subject to the terms and conditions set forth herein, on the Exchange Date (as defined herein) the Fund shall assign, transfer and convey its assets, including all securities and cash held by the Fund (subject to the liabilities of the Fund) to the Successor Fund, and the Successor Fund shall acquire all of the assets of the Fund (subject to the liabilities of the Fund) in exchange for full and fractional shares of beneficial interest of the Successor Fund (the "Successor Fund Shares"), to be issued by the Trust, having an aggregate net asset value equal to the value of the net assets of the Fund. The value of the assets of the Fund and the net asset value per share of the Successor Fund Shares shall be determined as of the Valuation Date (as defined herein) in accordance with the procedures for determining the value of the Successor Fund's assets set forth in the Successor Fund's organizational documents and the then-current prospectus and statement of additional information for the Successor Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Successor Fund Shares, the Trust shall credit the Successor Fund Shares to the Fund's account on the share record books of the Trust and shall deliver a confirmation thereof to the Fund. The Fund shall then deliver written instructions to the Trust's transfer agent to establish accounts for the shareholders on the share record books relating to the Successor Fund.

     (b) Delivery of the assets of the Fund to be transferred shall be made not later than the next business day following the Valuation Date (the "Exchange Date"). Assets transferred shall be delivered to State Street Bank and Trust Company, the Trust's custodian (the "Custodian"), for the account of the Trust and the Successor Fund with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Trust and the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Trust and the Successor Fund.

     (c) The Fund will pay or cause to be paid to the Trust any interest received on or after the Exchange Date with respect to assets transferred from the Fund to the Successor Fund hereunder and to the Trust and any distributions, rights or other assets received by the Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Fund to the Successor Fund hereunder. All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.

     (d) The Valuation Date shall be March __, 1999, or such earlier or later date as may be mutually agreed upon by the parties.

     (e) As soon as practicable after the Exchange Date, the Fund shall distribute all of the Successor Fund Shares received by it among the shareholders of the Fund in proportion to the number of shares each such shareholder holds in the Fund and shall take all other steps necessary to effect its dissolution and termination. After the Exchange Date, the Fund shall not conduct any business except in connection with its dissolution and termination.

        2.     THE FUND'S REPRESENTATIONS AND WARRANTIES.

     The Fund represents and warrants to and agrees with the Trust on behalf of the Successor Fund as follows:

     (a) The Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

     (b) This Agreement has been duly authorized, executed and delivered by the Fund and is valid and binding on the Fund, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Fund's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

     (c) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     (d) Except as shown on the audited financial statements of the Fund for its most recently completed fiscal period and as incurred in the ordinary course of the Fund's business since then, the Fund has no known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Fund's knowledge, threatened against the Fund.

     (e) On the Exchange Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the Fund's assets to be transferred by it hereunder.

        3.     THE TRUST'S REPRESENTATIONS AND WARRANTIES.

     The Trust, on behalf of the Successor Fund, represents and warrants to and agrees with the Fund as follows:

     (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) This Agreement has been duly authorized, executed and delivered by the Trust and is valid and binding on the Trust, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Trust's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

     (c) The Trust is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

     (d) The Successor Fund does not have any known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Trust's knowledge, threatened against the Successor Fund. Other than organizational activities, the Successor Fund has not engaged in any business activities.

     (e) At the Exchange Date, the Successor Fund Shares to be issued to the Fund (the only Successor Fund Shares to be issued as of the Exchange Date) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable. No Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

        4.     THE TRUST'S CONDITIONS PRECEDENT.

     The obligations of the Trust hereunder shall be subject to the following conditions:

     (a) The Fund shall have furnished to the Trust a statement of the Fund's assets, including a list of securities owned by the Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Valuation Date.

     (b) As of the Exchange Date, all representations and warranties of the Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

     (c) A vote of the shareholders of the Fund approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the vote required by applicable law.

        5.     THE FUND'S CONDITIONS PRECEDENT.

     The obligations of the Fund hereunder with respect to the Fund shall be subject to the condition that as of the Exchange Date all representations and warranties of the Trust made in this Agreement shall be true and correct as if made at and as of such date, and that the Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

        6.     THE TRUST'S AND THE FUND'S CONDITIONS PRECEDENT.

     The obligations of both the Trust and the Fund hereunder shall be subject to the following conditions:

     (a) The post-effective amendment to the Trust's Registration Statement on Form N-1A relating to the Successor Fund under the Securities Act of 1933, as amended, and the 1940 Act, if applicable, shall have become effective, and any additional post-effective amendments to such Registration Statement as are determined by the Trustees of the Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective.

     (b) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein.

     (c) Each party shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1)(F) of the Code.

     Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

        7.     TERMINATION OF AGREEMENT.

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Fund or the Board of Trustees of the Trust at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of the Fund or the Board of Trustees of the Trust, make proceeding with this Agreement inadvisable.

     If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Trust or the Trustees, officers or shareholders of the Fund, in respect of this Agreement.

        8.     WAIVER AND AMENDMENTS.

     At any time prior to the Exchange Date, any of the conditions set forth in
Section 4 may be waived by the Board of the Trust, and any of the conditions set forth in Section 5 may be waived by the Board of the Fund, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Boards of the Fund and the Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders of the Fund and the Successor Fund.

        9.     NO SURVIVAL OF REPRESENTATIONS.

     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

        10.    GOVERNING LAW.

     This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Fund and the Trust, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

        11.    CAPACITY OF TRUSTEES, ETC.

     (a)(i) The names "Federated Master Trust" and "Board of Trustees of Federated Master Trust" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under the Fund's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of the Fund entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Fund personally, but bind only the trust property, and all persons dealing with any portfolio of shares of the Fund must look solely to the trust property belonging to such portfolio for the enforcement of any claims against the Fund.

     (ii) Both parties specifically acknowledge and agree that any liability of the Fund under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Fund and that no other portfolio of the Fund shall be liable with respect thereto.

     (b)(i) The names "Money Market Obligations Trust" and "Board of Trustees of Money Market Obligations Trust" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under the Trust's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of the Successor Fund by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Trust personally, but bind only the Successor Fund's trust property, and all persons dealing with any portfolio of shares of the Trust must look solely to the trust property belonging to such portfolio for the enforcement of any claims against the Trust.

     (ii) Both parties specifically acknowledge and agree that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Successor Fund and that no other portfolio of the Trust shall be liable with respect thereto.

        12.    COUNTERPARTS.

     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

     IN WITNESS WHEREOF, the Fund and the Trust have caused this Agreement and Plan of Reorganization to be executed as of the date above first written.

                                            FEDERATED MASTER TRUST

ATTEST:  _________________________          ______________________________
                                                   Title:

                                            MONEY MARKET OBLIGATIONS

                                            TRUST, on behalf of its portfolio,

                                            Federated Master Trust

ATTEST:  _________________________          ______________________________
                                                   Title: